Exhibit 99.2

NYSE: IRT

WWW.IRTLIVING.COM

Q3 2017 Earnings Release &

Supplemental Information

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial & Operating Highlights	9

Balance Sheets	10

Statements of Operations, FFO & CORE FFO
Trailing 5 Quarters	11
Three and Nine Months Ended September 30, 2017 and 2016	12

Adjusted EBITDA Reconciliations and Coverage Ratio
Trailing 5 Quarters	13
Three and Nine Months Ended September 30, 2017 and 2016	13

Same-Store Portfolio Net Operating Income
Trailing 5 Quarters	14
Three and Nine Months Ended September 30, 2017 and 2016	15

Net Operating Income Bridge	16

Capital Recycling Activity	17

Property Summary	18

NOI Exposure by Market	19

Debt Summary	20

Definitions	21

Independence Realty Trust

September 30, 2017

Company Information:

Independence Realty Trust (NYSE: IRT) is a real estate investment trust. Upon completion of the previously announced nine community portfolio acquisition, IRT will own and operate 55 multifamily apartment properties, totaling 15,165 units, across non-gateway U.S. markets, including Louisville, Memphis, Atlanta and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation.

Corporate Headquarters	Two Liberty Place
50 S. 16th Street, Suite 3575
Philadelphia, Pa 19102
267.270.4800

Trading Symbol	NYSE: “IRT”

Investor Relations Contact	Edelman Financial Communications & Capital Markets
Ted McHugh and Lauren Tarola
212-277-4322
IRT@edelman.com

 Forward-Looking Statements

This supplemental information may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Such forward-looking statements include, but are not limited to, IRT’s 2017 EPS and CFFO guidance; the assumptions underlying such guidance; the anticipated benefits and the expected financial impact of IRT’s internalization of its management; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces Third Quarter 2017 Financial Results

PHILADELPHIA – (BUSINESS WIRE) – October 31, 2017 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multi-family apartment REIT, today announced its third quarter 2017 financial results.

Results for the Quarter

•	Net income available to common shareholders was $1.1 million for the quarter ended September 30, 2017 as compared to $2.3 million for the quarter ended September 30, 2016.

•	Core Funds from Operations (“CFFO”) per share of $0.19 for the quarter ended September 30, 2017 as compared to $0.21 for the quarter ended September 30, 2016.

•	Adjusted EBITDA of $20.2 million for the quarter ended September 30, 2017 as compared to $18.4 million for the quarter ended September 30, 2016.

Results for the Nine Months

•	Net income available to common shareholders was $23.9 million for the nine months ended September 30, 2017 as compared to $31.2 million for the nine months ended September 30, 2016.

•	Core Funds from Operations (“CFFO”) per share of $0.55 for the nine months ended September 30, 2017 as compared to $0.63 for the nine months ended September 30, 2016.

•	Adjusted EBITDA of $59.2 million for the nine months ended September 30, 2017 as compared to $56.0 million for the nine months ended September 30, 2016.

Same-Store Property Operating Results

	Third Quarter 2017 Compared to Third Quarter 2016(1)	Nine Months Ended 9/30/17 Compared to Nine Months Ended 9/30/16(1)
Rental income	2.5% increase	3.5% increase
Total revenues	3.0% increase	4.0% increase
Property level operating expenses	1.5% increase	2.6% increase
Net operating income (“NOI”)	4.0% increase	4.9% increase
Portfolio average occupancy	40 bps increase to 94.7%	100 bps increase to 94.5%
Portfolio average rental rate	2.2% increase to $1,020	3.0% increase to $1,014
NOI Margin	60 bps increase to 59.5%	50 bps increase to 59.9%

(1)	Same store portfolio for the three and nine months ended September 30, 2017 and 2016 includes 42 properties, which represent 11,676 units.

“Our third quarter performance reflects our ongoing commitment to drive organic growth while continuing to transform the portfolio,” said Scott Schaeffer, IRT’s Chairman and CEO. “Sound market fundamentals combined with a proactive approach to property management led to 4.0% year-over-year same-store NOI growth for the third quarter and 4.9% for the first nine months of the year. Our recently announced portfolio acquisition aligns perfectly with our investment strategy and will enable us to increase scale in core markets and strengthen our balance sheet over time. The year-to-date execution of our strategic initiatives has put IRT on track to deliver on our full-year objectives and enter 2018 from a position of strength as we work to unlock additional portfolio value.”

Property Acquisitions

On September 3, 2017, IRT reached an agreement to acquire a portfolio of nine communities, totaling 2,353 units, for a gross purchase price of $228.1 million. The acquisition accelerates IRT’s penetration into a number of core existing markets, including Columbus, OH, Indianapolis, IN, and Atlanta, GA, while providing entry into two new markets. The portfolio contains nine communities that were built or renovated between 2000 and 2011, had period end occupancy of 95% as of July 31, 2017, and had an average effective rent per unit of $884 for the three months ended July 31, 2017. On September 26, 2017, IRT closed on four of these multifamily apartment communities, totaling 917 units: two in Columbus, OH, and the remaining two in Indianapolis, IN and Myrtle Beach, SC. On October 25, 2017, IRT closed on a 264-unit community in Baton Rouge, LA, representing the fifth community in the portfolio. The acquisition of the remaining four communities are expected to close in succession during the fourth quarter of 2017, after and subject to the satisfaction of customary closing conditions, as well as the debt assumption process on three of the four.

Public Stock Offering

On September 11, 2017, IRT announced the closing of its public offering of 12,500,000 shares of its common stock at a public offering price of $9.25 per share. IRT also closed on the underwriters’ option to purchase an additional 1,875,000 shares of common stock at the public offering price. As a result of the offering and the exercise of the underwriters’ option, IRT received approximately $126.1 million in net proceeds, after deducting the underwriting discount and estimated offering expenses. IRT is using the net proceeds from the offering to pay a portion of the purchase price for the nine-community portfolio acquisition. Any remaining proceeds will be used for general corporate purposes.

Capital Expenditures

For the three months ended September 30, 2017, recurring capital expenditures for the total portfolio were $2.1 million, or $161 per unit. For the nine months ended September 30, 2017, recurring capital expenditures for the total portfolio were $5.4 million, or $418 per unit.

2017 EPS and CFFO Guidance

IRT is adjusting 2017 full year EPS per diluted share guidance due to additional depreciation and acquisition related costs from the previously announced nine-community portfolio acquisition. EPS per diluted share is projected to be in a range of $0.38 to $0.41, compared to $0.54 to $0.57 previously. CFFO per diluted share is projected to be in the range of $0.73 to $0.76, unchanged from the prior quarter. A reconciliation of IRT's projected net income available to common shares to its projected CFFO per share, a non-GAAP financial measure, is included below. Also included below are the primary assumptions underlying this estimate. See Schedule II to this release for further information regarding how IRT calculates CFFO and Schedule V to this release for management’s definition and rationale for the usefulness of CFFO.

2017 Full Year EPS and CFFO Guidance (1)	Low	High
Net income available to common shares	$0.38	$0.41
Earnings per share	$0.38	$0.41

2017 EPS and CFFO Guidance
Net income available to common shares	$0.38	$0.41
Adjustments:
Depreciation and amortization	0.47	0.47
Gains on asset sales	(0.24)	(0.24)
Share base compensation	0.03	0.03
Amortization of deferred financing fees	0.02	0.02
Acquisition, integration, and debt extinguishment expenses	0.07	0.07
CORE FFO per diluted share allocated to common shareholders	$0.73	$0.76

(1)

This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full 2017 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below. Our estimate is based on the following key operating assumptions for IRT’s 2017 performance:

Same Store Communities	Previous 2017 Outlook	Revised 2017 Outlook
Number of properties/units	42 properties /11,676 units	42 properties /11,676 units
Property revenue growth	4.0% to 4.5%	4.0%
Controllable property operating expense growth	1.6% to 2.0%	1.6% to 2.0%
Real estate tax and insurance expense increase	4.5% to 5.5%	4.5% to 5.5%
Property NOI growth	4.5% to 5.5%	4.5% to 5.5%

Corporate Expenses
General and administrative expenses (excluding stock based compensation)	$7.3 to $7.7 million	$7.3 to $7.7 million

Transaction/Investment Volume
Acquisition volume	$87 million	$315 to $355 million
Disposition volume	$87 million	$87 million

Capital Expenditures
Recurring	$6.5 to $6.8 million	$6.5 to $6.8 million
Value Add	$5.5 to $6.0 million	$5.5 to $6.0 million

Selected Financial Information

See Schedule I to this Release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: FFO, CFFO, Adjusted EBITDA and NOI.  A reconciliation of IRT’s reported net income (loss) to its FFO and CFFO is included as Schedule II to this release.  A reconciliation of IRT’s same store NOI to its reported net income (loss) is included as Schedule III to this release. A reconciliation of IRT’s Adjusted EBITDA to net income (loss) is included as Schedule IV to this release.  See Schedule V to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Distributions

On October 17, 2017, IRT’s Board of Directors declared monthly cash dividends for the fourth quarter of 2017 on IRT’s shares of common stock in the amount of $0.06 per share per month. The monthly dividends total $0.18 per share for the fourth quarter.  The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date
October 2017	$0.06	10/31/2017	11/15/2017
November 2017	$0.06	11/30/2017	12/15/2017
December 2017	$0.06	12/29/2017	01/15/2018

IRT will be transitioning to a quarterly distribution of cash dividends, effective the first quarter of 2018.

Conference Call

All interested parties can listen to the live conference call webcast at 9:30 AM ET on Tuesday, October 31, 2017 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 99812647.  For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Tuesday, November 7, 2017 by dialing 1.855.859.2056, access code 99812647.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust (NYSE: IRT) is a real estate investment trust. Upon completion of the previously announced nine community portfolio acquisition, IRT will own and operate 55 multifamily apartment properties, totaling 15,165 units, across non-gateway U.S. markets, including Louisville, Memphis, Atlanta and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation.

Independence Realty Trust, Inc. Contact

Edelman Financial Communications & Capital Markets

Ted McHugh and Lauren Tarola

212-277-4322

IRT@edelman.com

FINANCIAL & OPERATING HIGHLIGHTS

Dollars in thousands, except share and per share data

	For the Three Months Ended
	September 30, 2017			June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
Selected Financial Information:
Operating Statistics:
Net income available to common shares	$1,097			$18,739		$4,077		$(40,980)		$2,267
Earnings (loss) per share -- diluted	$0.02			$0.27		$0.06		$(0.61)		$0.05
Total property revenue	$39,864			$39,431		$38,895		$38,002		$38,364
Total property operating expenses	$16,196			$15,918		$15,992		$15,560		$16,107
Net operating income	$23,668			$23,513		$22,903		$22,442		$22,257
NOI margin	59.4%			59.6%		58.9%		59.1%		58.0%
Adjusted EBITDA	$20,220			$19,493		$19,512		$18,544		$18,373
FFO per share -- diluted	$0.13			$0.12		$0.17		$(0.50)		$0.20
CORE FFO per share -- diluted	$0.19			$0.19		$0.18		$0.17		$0.21
Dividends per share	$0.18			$0.18		$0.18		$0.18		$0.18
CORE FFO payout ratio	94.7%			94.7%		100.0%		105.9%		85.7%
Portfolio Data:
Total gross assets	$1,497,546			$1,400,864		$1,390,589		$1,370,243		$1,374,353
Total number of properties	50			46		47		46		46
Total units	13,729			12,812		13,198		12,982		12,982
Period end occupancy	94.8%			94.5%		94.7%		94.5%		94.3%
Total portfolio average occupancy	94.7%			94.9%		93.8%		93.8%		94.1%
Total portfolio average effective monthly rent, per unit	$1,004			$1,010		$978		$977		$977
Same store period end occupancy (a)	94.9%			94.6%		94.8%		93.9%		93.7%
Same store portfolio average occupancy (a)	94.7%			95.0%		93.9%		93.7%		94.3%
Same store portfolio average effective monthly rent, per unit (a)	$1,020			$1,013		$1,007		$998		$999
Capitalization:
Total debt	$731,625			$764,521		$765,695		$743,817		$880,581
Common share price, period end	$10.17			$9.87		$9.37		$8.92		$9.00
Market equity capitalization	$880,257			$712,413		$674,591		$641,393		$453,823
Total market capitalization	$1,611,882			$1,476,934		$1,440,286		$1,385,210		$1,334,404
Total debt/total gross assets	48.9%			54.6%		55.1%		54.3%		64.1%
Net debt to adjusted EBITDA	8.9	x	(b)	9.7	x	9.7	x	9.7	x	11.6	x
Interest coverage	2.9	x		2.7	x	2.6	x	2.4	x	2.1	x
Common shares and OP Units:
Shares outstanding	83,518,603			69,143,955		69,125,681		68,996,070		47,509,731
OP units outstanding	3,035,654			3,035,654		2,869,050		2,908,949		2,915,008
Common shares and OP units outstanding	86,554,257			72,179,609		71,994,731		71,905,019		50,424,739
Weighted average common shares and units	75,009,859			71,703,735		71,656,205		70,036,948		50,229,637

(a)	Same store portfolio consists of 42 properties, which represent 11,676 units.
(b)	Net debt to adjusted EBITDA would be 9.2x if adjusted for timing of acquisitions and the sale of Crossings.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assets
Investments in real estate at cost	$1,427,057	$1,340,573	$1,280,840	$1,249,356	$1,316,725
Less: accumulated depreciation	(75,084)	(66,853)	(59,055)	(51,511)	(52,824)
Investments in real estate, net	1,351,973	1,273,720	1,221,785	1,197,845	1,263,901
Real estate held for sale	22,031	21,964	61,102	60,786	—
Cash and cash equivalents	10,128	6,271	10,065	20,892	29,247
Restricted cash	6,665	5,690	5,575	5,518	8,028
Accounts receivable and other assets	9,416	5,114	3,794	5,211	5,066
Derivative assets	3,581	3,619	4,292	3,867	—
Intangible assets, net	1,418	799	373	118	—
Total assets	$1,405,212	$1,317,177	$1,306,986	$1,294,237	$1,306,242
Liabilities and Equity
Total indebtedness	$731,625	$764,521	$765,695	$743,817	$880,581
Accounts payable and accrued expenses	23,236	16,940	13,154	14,028	22,231
Accrued interest payable	134	176	540	491	830
Dividends payable	5,176	4,313	4,301	4,297	3,009
Derivative liabilities	—	—	—	—	696
Other liabilities	3,063	2,906	2,952	2,913	2,857
Total liabilities	763,234	788,856	786,642	765,546	910,204
Equity
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	835	691	691	690	475
Additional paid in capital	691,550	565,372	565,006	564,633	381,106
Accumulated other comprehensive income (loss)	3,466	3,468	4,097	3,683	(727)
Retained earnings (deficit)	(76,419)	(64,260)	(70,608)	(62,181)	(8,833)
Total shareholders' equity	619,432	505,271	499,186	506,825	372,021
Noncontrolling Interests	22,546	23,050	21,158	21,866	24,017
Total equity	641,978	528,321	520,344	528,691	396,038
Total liabilities and equity	$1,405,212	$1,317,177	$1,306,986	$1,294,237	$1,306,242

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenue:
Rental income	$35,531	$35,176	$34,737	$34,145	$34,333
Reimbursement and other property income	4,333	4,255	4,158	3,857	4,031
Total property revenue	39,864	39,431	38,895	38,002	38,364
Property management and other income	202	130	247	29	—
Total revenue	40,066	39,561	39,142	38,031	38,364
Expenses:
Real estate operating expenses	16,196	15,918	15,992	15,560	16,107
Property management expenses	1,328	1,444	1,538	1,137	1,219
General and administrative expenses	2,322	2,706	2,100	2,790	2,665
Acquisition and integration expenses	569	265	122	6	19
Depreciation and amortization expense	8,671	8,011	7,607	7,897	7,765
Total expenses	29,086	28,344	27,359	27,390	27,775
Operating Income (loss)	10,980	11,217	11,783	10,641	10,589
Interest expense	(6,963)	(7,162)	(7,448)	(7,720)	(8,820)
Hedge ineffectiveness	12	(12)	—	—	—
Other income (expense)	—	—	(5)	(2)	(2)
Net gains (losses) on sale of assets	(92)	16,050	(85)	3	(1)
Gains (losses) on extinguishment of debt	—	(572)	—	(652)	—
Acquisition related debt extinguishment expenses	(2,781)	—	—	—	—
Gains (losses) on TSRE merger	—	—	—	—	641
Management internalization expense	—	—	—	(44,976)	—
Net income (loss)	1,156	19,521	4,245	(42,706)	2,407
(Income) loss allocated to noncontrolling interests	(59)	(782)	(168)	1,726	(140)
Net income (loss) available to common shares	$1,097	$18,739	$4,077	$(40,980)	$2,267
EPS - basic	$0.02	$0.27	$0.06	$(0.61)	$0.05
Weighted-average shares outstanding - Basic	71,972,394	68,832,855	68,787,155	67,126,993	47,215,918
EPS - diluted	$0.02	$0.27	$0.06	$(0.61)	$0.05
Weighted-average shares outstanding - Diluted	72,144,544	68,943,869	68,958,786	67,126,993	47,314,629
Funds From Operations (FFO):
Net Income (loss)	$1,156	$19,521	$4,245	$(42,706)	$2,407
Add-Back (Deduct):
Real estate depreciation and amortization	8,645	7,987	7,595	7,897	7,765
Net (gains) losses on sale of assets excluding defeasance costs	92	(18,798)	85	(3)	1
FFO	$9,893	$8,710	$11,925	$(34,812)	$10,173
FFO per share--diluted	0.13	$0.12	$0.17	$(0.50)	$0.20
CORE Funds From Operations (CFFO):
FFO	$9,893	$8,710	$11,925	$(34,812)	$10,173
Add-Back (Deduct):
Stock compensation expense	422	738	388	390	247
Amortization of deferred financing costs	282	359	519	521	597
Acquisition and integration expenses	569	265	122	6	19
Other depreciation and amortization	26	24	12	—	—
Hedge ineffectiveness	(12)	12	—	—	—
(Gains) losses on extinguishment of debt	—	572	—	652	—
Defeasance costs included in net gains (losses) on sale of assets	—	2,748	—	—	—
Management internalization expense	—	—	—	44,976	—
Acquisition related debt extinguishment expenses	2,781	—	—	—	—
Gains (losses) on TSRE merger	—	—	—	-	(641)
CFFO	$13,961	$13,428	$12,966	$11,733	$10,395
CFFO per share--diluted	0.19	$0.19	$0.18	$0.17	$0.21
Weighted-average shares and units outstanding	75,009,859	71,703,735	71,656,205	70,036,948	50,229,637

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 and 2016

Dollars in thousands, except per share data

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue:
Rental income	$35,531	$34,333	$105,444	$103,271
Reimbursement and other property income	4,333	4,031	12,746	12,086
Total property revenue	39,864	38,364	118,190	115,357
Property management and other income	202	—	579	—
Total revenue	40,066	38,364	118,769	115,357
Expenses:
Real estate operating expenses	16,196	16,107	48,106	47,588
Property management expenses	1,328	1,219	4,310	3,710
General and administrative expenses	2,322	2,665	7,128	8,074
Acquisition and integration expenses	569	19	956	37
Depreciation and amortization expense	8,671	7,765	24,289	26,927
Total expenses	29,086	27,775	84,789	86,336
Operating Income (loss)	10,980	10,589	33,980	29,021
Interest expense	(6,963)	(8,820)	(21,573)	(27,815)
Hedge ineffectiveness	12	—	—	—
Other income (expense)	—	(2)	(5)	(2)
Net gains (losses) on sale of assets	(92)	(1)	15,873	31,773
Gains (losses) on extinguishment of debt	—	—	(572)	(558)
Acquisition related debt extinguishment expenses	(2,781)	—	(2,781)	—
Gains (losses) on TSRE merger	—	641	—	732
Net income (loss)	1,156	2,407	24,922	33,151
(Income) loss allocated to noncontrolling interests	(59)	(140)	(1,009)	(1,972)
Net income (loss) available to common shares	$1,097	$2,267	$23,913	$31,179
EPS - basic	$0.02	$0.05	$0.34	$0.66
Weighted-average shares outstanding - Basic	71,972,394	47,215,918	69,875,802	47,164,543
EPS - diluted	$0.02	$0.05	$0.34	$0.66
Weighted-average shares outstanding - Diluted	72,144,544	47,314,629	70,105,571	47,190,139

Funds From Operations (FFO):
Net Income (loss)	$1,156	$2,407	$24,922	$33,151
Adjustments:
Real estate depreciation and amortization	8,645	7,765	24,227	26,927
Net (gains) losses on sale of assets excluding defeasance costs	92	1	(18,621)	(33,169)
Funds From Operations	$9,893	$10,173	$30,528	$26,909
FFO per share--diluted	$0.13	$0.20	$0.42	$0.54
Core Funds From Operations (CFFO):
Funds From Operations	$9,893	$10,173	$30,528	$26,909
Adjustments:
Stock compensation expense	422	247	1,548	832
Amortization of deferred financing costs	282	597	1,160	2,543
Acquisition and integration expenses	569	19	956	37
Other depreciation and amortization	26	—	62	—
Hedge ineffectiveness	(12)	—	—	—
(Gains) losses on extinguishment of debt	—	—	572	558
Defeasance costs included in net gains (losses) on sale of assets	—	—	2,748	1,396
Acquisition related debt extinguishment expenses	2,781	—	2,781	—
Gains (losses) on TSRE merger	—	(641)	—	(732)
Core Funds From Operations	$13,961	$10,395	$40,355	$31,543
CFFO per share--diluted	$0.19	$0.21	$0.55	$0.63
Weighted-average shares and units outstanding	75,009,859	50,229,637	72,801,899	50,105,147

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands

	Three Months Ended
ADJUSTED EBITDA:	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
Net income (loss)	$1,156		$19,521		$4,245		$(42,706)		$2,407
Add-Back (Deduct):
Depreciation and amortization	8,671		8,011		7,607		7,897		7,765
Interest expense	6,963		7,162		7,448		7,720		8,820
Hedging ineffectiveness	(12)		12		—		—		—
Other (income) expense	—		—		5		2		2
Acquisition and integration expenses	569		265		122		6		19
Net (gains) losses on sale of assets	92		(16,050)		85		(3)		1
(Gains) losses on extinguishment of debt	—		572		—		652		—
Management internalization expense	—		—		—		44,976		—
Acquisition related debt extinguishment expenses	2,781		—		—		—		—
Gains (losses) on TSRE merger	—		—		—		-		(641)
Adjusted EBITDA	$20,220		$19,493		$19,512		$18,544		$18,373

INTEREST COST:
Interest expense	$6,963		$7,162		$7,448		$7,720		$8,820

INTEREST COVERAGE:	2.9	x	2.7	x	2.6	x	2.4	x	2.1	x

	Three Months Ended September 30,				Nine Months Ended September 30,
ADJUSTED EBITDA:	2017		2016		2017		2016
Net income (loss)	$1,156		$2,407		$24,922		$33,151
Add-Back (Deduct):
Depreciation and amortization	8,671		7,765		24,289		26,927
Interest expense	6,963		8,820		21,573		27,815
Hedging ineffectiveness	(12)		—		-		—
Other (income) expense	—		2		5		2
Acquisition and integration expenses	569		19		956		37
Net (gains) losses on sale of assets	92		1		(15,873)		(31,773)
(Gains) losses on extinguishment of debt	—		—		572		558
Management internalization expense	—		—		—		—
Acquisition related debt extinguishment expenses	2,781		—		2,781		—
Gains (losses) on TSRE merger	—		(641)		—		(732)
Adjusted EBITDA	$20,220		$18,373		$59,225		$55,985

INTEREST COST:
Interest expense	$6,963		$8,820		$21,573		$27,815

INTEREST COVERAGE:	2.9	x	2.1	x	2.7	x	2.0	x

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING 5 QUARTERS

Dollars in thousands, except per unit data

	For the Three-Months Ended (a)
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenue:
Rental income	$32,483	$32,342	$31,762	$31,456	$31,698
Reimbursement and other property income	3,913	3,881	3,719	3,476	3,645
Total revenue	36,396	36,223	35,481	34,932	35,343
Operating Expenses:
Real estate taxes	4,388	4,384	4,381	4,193	4,280
Property insurance	747	781	820	796	748
Personnel expenses	3,573	3,483	3,400	3,376	3,449
Utilities	2,353	2,123	2,223	2,235	2,280
Repairs and maintenance	1,550	1,334	1,233	1,194	1,460
Contract services	1,074	1,090	1,043	1,029	1,060
Advertising expenses	397	382	382	395	399
Other expenses	662	703	791	703	844
Total operating expenses	14,744	14,280	14,273	13,921	14,520
Same-store net operating income (a)	$21,652	$21,943	$21,208	$21,011	$20,823
Same-store NOI margin	59.5%	60.6%	59.8%	60.1%	58.9%
Average occupancy	94.7%	95.0%	93.9%	93.7%	94.3%
Average effective monthly rent, per unit	$1,020	$1,013	$1,007	$998	$999
Reconciliation of same-store net operating income to net income (loss)
Same-store net operating income	$21,652	$21,943	$21,208	$21,011	$20,823
Non same-store net operating income	2,016	1,570	1,695	1,431	1,434
Property management income	202	130	247	29	—
Property management expenses	(1,328)	(1,444)	(1,538)	(1,137)	(1,219)
General and administrative expenses	(2,322)	(2,706)	(2,100)	(2,790)	(2,665)
Acquisition and integration expenses	(569)	(265)	(122)	(6)	(19)
Depreciation and amortization expense	(8,671)	(8,011)	(7,607)	(7,897)	(7,765)
Interest expense	(6,963)	(7,162)	(7,448)	(7,720)	(8,820)
Hedge ineffectiveness	12	(12)	—	—	—
Other income (expense)	—	—	(5)	(2)	(2)
Net gains (losses) on sale of assets	(92)	16,050	(85)	3	(1)
Gains (losses) on extinguishment of debt	—	(572)	—	(652)	—
Acquisition related debt extinguishment expenses	(2,781)	—	—	—	—
Gains (losses) on TSRE merger	—	—	—	—	641
Management internalization expense	—	—	—	(44,976)	—
Net income (loss)	$1,156	$19,521	$4,245	$(42,706)	$2,407

(a)	Same store portfolio consists of 42 properties, which represent 11,676 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 and 2016

Dollars in thousands, except per unit data

	Three-Months Ended September 30			Nine-Months Ended September 30
	2017	2016	% change	2017	2016	% change
Revenue:
Rental income	$32,483	$31,698	2.5%	$96,587	$93,313	3.5%
Reimbursement and other property income	3,913	3,645	7.4%	11,513	10,640	8.2%
Total revenue	36,396	35,343	3.0%	108,100	103,953	4.0%
Operating Expenses:
Real estate taxes	4,388	4,280	2.5%	13,153	12,845	2.4%
Property insurance	747	748	-0.1%	2,348	2,254	4.2%
Personnel expenses	3,573	3,449	3.6%	10,456	10,038	4.2%
Utilities	2,353	2,280	3.2%	6,699	6,540	2.4%
Repairs and maintenance	1,550	1,460	6.2%	4,117	3,816	7.9%
Contract services	1,074	1,060	1.3%	3,207	3,254	-1.4%
Advertising expenses	397	399	-0.5%	1,161	1,198	-3.1%
Other expenses	662	844	-21.6%	2,156	2,254	-4.3%
Total operating expenses	14,744	14,520	1.5%	43,297	42,199	2.6%
Same-store net operating income (a)	$21,652	$20,823	4.0%	$64,803	$61,754	4.9%
Same-store NOI margin	59.5%	58.9%	0.6%	59.9%	59.4%	0.5%
Average occupancy	94.7%	94.3%	0.4%	94.5%	93.5%	1.0%
Average effective monthly rent, per unit	$1,020	$999	2.2%	$1,014	$984	3.0%
Reconciliation of same-store net operating income to net income (loss)
Same-store portfolio net operating income	$21,652	$20,823		$64,803	$61,754
Non same-store net operating income	2,016	1,434		5,281	6,015
Property management income	202	—		579	—
Property management expenses	(1,328)	(1,219)		(4,310)	(3,710)
General and administrative expenses	(2,322)	(2,665)		(7,128)	(8,074)
Acquisition and integration expenses	(569)	(19)		(956)	(37)
Depreciation and amortization expense	(8,671)	(7,765)		(24,289)	(26,927)
Interest expense	(6,963)	(8,820)		(21,573)	(27,815)
Hedge ineffectiveness	12	—		—	—
Other income (expense)	—	(2)		(5)	(2)
Net gains (losses) on sale of assets	(92)	(1)		15,873	31,773
Gains (losses) on extinguishment of debt	—	—		(572)	(558)
Acquisition related debt extinguishment expenses	(2,781)	—		(2,781)	—
Gains (losses) on TSRE merger	—	641		—	732
Net income (loss)	$1,156	$2,407		$24,922	$33,151

(a)	Same store portfolio consists of 42 properties, which represent 11,676 units.

NET OPERATING INCOME (NOI) BRIDGE

TRAILING 5 QUARTERS

Dollars in thousands

	For the Three-Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Property revenue
Same store (a)	$36,396	$36,223	$35,481	$34,932	$35,343
Non same-store	3,468	3,208	3,414	3,070	3,021
Total property revenue	39,864	39,431	38,895	38,002	38,364
Property expenses
Same store (a)	14,744	14,280	14,273	13,921	14,520
Non same-store	1,452	1,638	1,719	1,639	1,587
Total property expenses	16,196	15,918	15,992	15,560	16,107
Net operating income
Same-store (a)	21,652	21,943	21,208	21,011	20,823
Non same-store	2,016	1,570	1,695	1,431	1,434
Total property net operating income	$23,668	$23,513	$22,903	$22,442	$22,257
Reconciliation of NOI to net income (loss)
Total property net operating income	$23,668	$23,513	$22,903	$22,442	$22,257
Property management and other income	202	130	247	29	—
Property management expenses	(1,328)	(1,444)	(1,538)	(1,137)	(1,219)
General and administrative expenses	(2,322)	(2,706)	(2,100)	(2,790)	(2,665)
Acquisition and integration expenses	(569)	(265)	(122)	(6)	(19)
Depreciation and amortization expense	(8,671)	(8,011)	(7,607)	(7,897)	(7,765)
Interest expense	(6,963)	(7,162)	(7,448)	(7,720)	(8,820)
Hedge ineffectiveness	12	(12)	—	—	—
Other income (expense)	—	—	(5)	(2)	(2)
Net gains (losses) on sale of assets	(92)	16,050	(85)	3	(1)
Gains (losses) on extinguishment on debt	—	(572)	—	(652)	—
Acquisition related debt extinguishment expenses	(2,781)	—	—	—	—
Gains (losses) on TSRE merger	—	—	—	—	641
Management internalization expense	—	—	—	(44,976)	—
Net income (loss)	$1,156	$19,521	$4,245	$(42,706)	$2,407

(a)	Same store portfolio consists of 42 properties, which represent 11,676 units.

CAPITAL RECYCLING ACTIVITY

SUMMARY OF APARTMENT COMMUNITY ACQUISITION AND DISPOSITION ACTIVITY
YEAR TO DATE AS OF SEPTEMBER 30, 2017

Dollars in thousands with respect to Contract Price and Price per Unit

Acquisitions

Property Name	Location	Units	Acquisition Date	Contract Price	Price per Unit	Average Rent Per Unit
Lakes at Northdale	Tampa, FL	216	February 27, 2017	$29,750	$138	$1,192
Haverford Place	Lexington, KY	160	May 24, 2017	$14,240	$89	$874
South Terrace	Durham, NC	328	June 30, 2017	$42,950	$131	$1,039
Cherry Grove Commons	North Myrtle Beach, SC	172	September 26, 2017	$16,157	$94	$949
Riverchase Apts	Indianapolis, IN	217	September 26, 2017	$18,899	$87	$800
Kensington Commons	Canal Winchester, OH	264	September 26, 2017	$24,409	$92	$852
Schirm Farms	Canal Winchester, OH	264	September 26, 2017	$23,749	$90	$831
Total - Completed Acquisitions		1,621		$170,154	$105	$961

Live Oak Trace	Baton Rouge, LA	264	Pending	$28,501	$108	$983
Brunswick Point	Wilmington, NC	288	Pending	$30,661	$106	$817
Hartshire Lakes	Indianapolis, IN	272	Pending	$27,597	$101	$917
Creekside Corners Apts	Atlanta, GA	444	Pending	$43,901	$99	$931
Tides at Calabash	Wilmington, NC	168	Pending	$14,269	$85	$838
Total - Pending Acquisitions		1,436		$144,929	$101	$905

Total - Acquisitions		3,057		$315,083	$103	$935

Dispositions

Property Name	Location	Units	Disposition Date	Contract Price	Price per Unit	Average Rent Per Unit
Copper Mill	Austin, TX	320	May 5, 2017	$32,000	$100	$1,016
Heritage Trace	Newport News, VA	200	June 1, 2017	$11,600	$58	$750
Berkshire Square	Indianapolis, IN	354	June 9, 2017	$16,000	$45	$651
Total - Completed Dispositions		874		$59,600	$68	$866

The Crossings	Jackson, MS	432	Pending	$27,200	$63	$790
Total - Pending Dispositions		432		$27,200	$63	$790

Total - Dispositions		1,306		$86,800	$66	$845

PROPERTY SUMMARY

Dollars in thousands, except per unit data

				Investments in Real Estate
Property Name	Location	Acquisition Date	Year Built / Renovated (a)	Gross Cost	Accumulated Depreciation	Net Book Value	Units (b)	Period End Occupancy (c)	Average Occupancy (d)	Average Effective Rent per Occupied Unit (e)
The Crossings	Jackson, MS	11/22/2013	2012	23,611	(1,580)	22,031	432	94.0%	91.3%	790
TOTAL PROPERTIES HELD-FOR-SALE				$23,611	$(1,580)	$22,031	432	94.0%	91.3%	$790

Same Store Properties:
Crestmont	Marietta, GA	4/29/2011	2010	17,315	(3,676)	13,639	228	95.6%	94.8%	928
Runaway Bay	Indianapolis, IN	10/11/2012	2002	16,222	(1,880)	14,342	192	95.8%	96.4%	1,003
Reserve at Eagle Ridge	Waukegan, IL	1/31/2014	2008	29,385	(2,299)	27,086	370	93.8%	95.0%	1,007
Windrush	Edmond, OK	2/28/2014	2011	9,552	(775)	8,777	160	88.8%	89.3%	760
Heritage Park	Oklahoma City, OK	2/28/2014	2011	17,719	(1,444)	16,275	453	92.9%	91.9%	649
Raindance	Oklahoma City, OK	2/28/2014	2011	14,575	(1,196)	13,379	504	93.5%	93.9%	550
Augusta	Oklahoma City, OK	2/28/2014	2011	11,810	(1,054)	10,756	197	93.9%	93.4%	726
Invitational	Oklahoma City, OK	2/28/2014	2011	19,600	(1,756)	17,844	344	92.7%	91.5%	665
King's Landing	Creve Coeur, MO	3/31/2014	2005	32,967	(2,702)	30,265	152	92.8%	92.2%	1,568
Carrington Park	Little Rock, AR	5/7/2014	1999	22,340	(1,920)	20,420	202	95.5%	94.8%	1,050
Arbors at the Reservoir	Ridgeland, MS	6/4/2014	2000	21,088	(1,631)	19,457	170	94.1%	92.6%	1,153
Walnut Hill	Cordova, TN	8/28/2014	2001	28,327	(2,201)	26,126	362	93.6%	93.8%	986
Lenoxplace	Raleigh, NC	9/5/2014	2012	24,582	(1,720)	22,862	268	95.5%	94.8%	930
Stonebridge Crossing	Cordova, TN	9/15/2014	1994	30,568	(2,253)	28,315	500	94.8%	95.7%	834
Bennington Pond	Groveport, OH	11/24/2014	2000	17,971	(1,245)	16,726	240	95.8%	96.5%	894
Prospect Park	Louisville, KY	12/8/2014	1990	14,279	(828)	13,451	138	93.5%	93.0%	944
Brookside	Louisville, KY	12/8/2014	1987	21,021	(1,255)	19,766	224	96.9%	96.6%	869
Jamestown	Louisville, KY	12/8/2014	1970 (f)	36,310	(2,214)	34,096	355	95.8%	96.3%	1,017
Meadows	Louisville, KY	12/8/2014	1988	38,155	(2,293)	35,862	400	94.5%	93.8%	842
Oxmoor	Louisville, KY	12/8/2014	1999-2000	55,650	(3,506)	52,144	432	94.2%	94.7%	1,021
Stonebridge at the Ranch	Little Rock, AR	12/16/2014	2005	31,958	(2,010)	29,948	260	94.2%	93.1%	946
Iron Rock Ranch	Austin, TX	12/30/2014	2001-2002	35,471	(2,166)	33,305	300	95.0%	94.3%	1,276
Bayview Club	Indianapolis, IN	5/1/2015	2004	25,786	(1,462)	24,324	236	97.9%	95.2%	981
Arbors River Oaks	Memphis, TN	9/17/2015	2010	21,856	(1,072)	20,784	191	97.4%	94.9%	1,240
Aston	Wake Forest, NC	9/17/2015	2013	37,986	(1,745)	36,241	288	95.5%	95.7%	1,083
Avenues at Craig Ranch	McKinneuy, TX	9/17/2015	2013	47,793	(2,138)	45,655	334	95.5%	96.2%	1,287
Bridge Pointe	Huntsville, AL	9/17/2015	2002	16,070	(756)	15,314	178	98.3%	97.3%	849
Creekstone at RTP	Durham, NC	9/17/2015	2013	38,320	(1,671)	36,649	256	93.0%	94.9%	1,213
Fountains Southend	Charlotte, NC	9/17/2015	2013	41,749	(1,880)	39,869	208	93.8%	94.3%	1,461
Fox Trails	Plano, TX	9/17/2015	1981	28,257	(1,188)	27,069	286	95.8%	96.2%	1,050
Lakeshore on the Hill	Chattanooga, TN	9/17/2015	2015	11,483	(557)	10,926	123	97.6%	97.8%	975
Millenia 700	Orlando, FL	9/17/2015	2012	47,517	(2,128)	45,389	297	94.9%	93.3%	1,380
Miller Creek at German Town	Memphis, TN	9/17/2015	2013	57,026	(2,702)	54,324	330	95.5%	95.8%	1,249
Pointe at Canyon Ridge	Atlanta, GA	9/17/2015	2007 (f)	49,637	(2,030)	47,607	494	96.6%	94.5%	981
St James at Goose Creek	Goose Creek, SC	9/17/2015	2009	31,839	(1,470)	30,369	244	95.1%	95.3%	1,131
Talison Row at Daniel Island	Daniel Island, SC	9/17/2015	2013	47,190	(2,118)	45,072	274	96.4%	96.4%	1,474
The Aventine Greenville	Greenville, SC	9/17/2015	2013	48,176	(2,208)	45,968	346	93.9%	92.1%	1,092
Trails at Signal Mountain	Chattanooga, TN	9/17/2015	2015	14,468	(709)	13,759	172	94.8%	97.3%	951
Vue at Knoll Trail	Dallas, TX	9/17/2015	2015	9,340	(331)	9,009	114	97.4%	97.4%	922
Waterstone at Brier Creek	Raleigh, NC	9/17/2015	2014	39,019	(1,760)	37,259	232	96.1%	96.8%	1,259
Waterstone Big Creek	Alpharetta, GA	9/17/2015	2014	69,729	(3,122)	66,607	370	95.7%	96.5%	1,379
Westmont Commons	Asheville, NC	9/17/2015	2003, 2008	28,291	(1,319)	26,972	252	94.8%	96.5%	1,054

Non-Same Store Properties:
Lakes of Northdale	Tampa, FL	2/27/2017	2016	29,735	(376)	29,359	216	92.6%	93.5%	1,212
Haverford Place	Lexington, KY	5/24/2017	2001 (f)	14,142	(86)	14,056	160	92.5%	96.6%	898
South Terrace	Durham, NC	6/30/2017	2002	42,604	(232)	42,372	328	96.0%	96.2%	1,057
Cherry Grove	North Myrtle Beach, SC	9/26/2017	2001	15,919	-	15,919	172	95.9%	97.7%	942
Kensington Commons	Canal Winchester, OH	9/26/2017	2004	24,220	-	24,220	264	97.0%	96.7%	833
Schirm Farms	Canal Winchester, OH	9/26/2017	2002	23,448	-	23,448	264	96.6%	96.6%	839
Riverchase	Indianapolis, IN	9/26/2017	2000	18,592	-	18,592	217	91.2%	90.0%	804
TOTAL PROPERTIES HELD-FOR-USE				$1,427,057	$(75,084)	$1,351,973	13,297	94.9%	94.8%	$1,011

TOTAL				$1,450,668	$(76,664)	$1,374,004	13,729	94.8%	94.7%	$1,004
(a)	All dates are for the later of (i) the year in which construction was completed or (ii) the year in which a significant renovation program was completed.
(b)	Units represent the total number of apartment units available for rent at September 30, 2017.
(c)

Physical occupancy for each of our properties is calculated as (i) total units rented as of September 30, 2017 divided by (ii) total units available as of September 30, 2017, expressed as a percentage.

(d)	Average occupancy represents the daily average occupied units for the three-month period ended September 30, 2017.
(e)	Average monthly effective rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended September 30, 2017.
(f)	Properties are undergoing renovation.

NOI EXPOSURE BY MARKET

Dollars in thousands, except rent per unit

				For the Three Months Ended September 30, 2017
Market	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income (a)	% of NOI
Louisville. KY	1,709	$179,557	94.7%	$941	$2,945	12.4%
Memphis, TN	1,383	137,777	95.0%	1,029	2,549	10.8%
Atlanta, GA	1,092	136,681	96.1%	1,105	2,419	10.2%
Raleigh, NC	1,372	182,511	95.3%	1,101	2,907	12.3%
Oklahoma City, OK	1,658	73,256	92.8%	642	1,595	6.7%
Dallas, TX	734	85,390	95.9%	1,138	1,480	6.3%
Charleston, SC	690	94,948	95.8%	1,220	1,217	5.1%
Jackson, MS (b)	602	44,699	94.0%	892	924	3.9%
Little Rock, AR	462	54,298	94.8%	992	849	3.6%
Orlando, FL	297	47,517	94.9%	1,380	760	3.2%
Chicago, IL	370	29,385	93.8%	1,007	675	2.9%
Indianapolis, IN	645	60,600	95.0%	928	710	3.0%
Greenville, SC	346	48,176	93.9%	1,092	687	2.9%
Austin, TX	300	35,471	95.0%	1,276	625	2.6%
Charlotte, NC	208	41,749	93.8%	1,461	628	2.7%
Asheville, NC	252	28,291	94.8%	1,054	576	2.4%
Chattanooga, TN	295	25,951	95.9%	961	486	2.1%
Tampa-St. Petersburg, FL	216	29,735	92.6%	1,212	489	2.1%
St. Louis, MO	152	32,967	92.8%	1,568	450	1.9%
Columbus, OH	768	65,639	96.5%	854	409	1.7%
Huntsville, AL	178	16,070	98.3%	849	277	1.2%
Total/Weighted Average	13,729	$1,450,668	94.8%	$1,004	$23,657	100.0%

(a)	Net operating income for the three months ended September 30, 2017 excludes $11 primarily related to sold properties.
(b)	Includes $23,611 of properties classified as held-for-sale.

DEBT SUMMARY AS OF SEPTEMBER 30, 2017

Dollars in thousands

	Amount	Rate	Type	Weighted Average Maturity (in years)
Debt:
Credit facility (a)	$159,690	2.7%	Floating	3.9
Mortgages-Fixed rate	577,632	3.7%	Fixed	6.0
Unamortized deferred financing costs	(5,697)
Total Debt	731,625	3.5%		5.6
Market Equity Capitalization, at period end	880,257
Total Capitalization	$1,611,882

(a)

Credit facility total capacity is $300,000, of which $159,690 was drawn as of September 30, 2017, comprised of a $50,000 term loan and a revolving commitment of up to $250,000. The maturity date on the term loan is May 1, 2022, and the maturity date on borrowings outstanding under the revolving commitment is May 1, 2021.

(b)

As of September 30, 2017, IRT maintained a float-to-fixed interest swap with a $150,000 notional amount. This swap, which expires on June 17, 2021 and has a fixed rate of 1.1325%, has converted $150,000 of our floating rate debt to fixed rate debt.

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  We believe average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before acquisition and integration expenses and certain other non-operating gains or losses related to items such as asset sales, debt extinguishments, acquisition related debt extinguishment expenses, gains on the TSRE merger, and management internalization expenses.  EBITDA and Adjusted EBITDA are each non-GAAP measures.  We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates interest, income taxes, depreciation and amortization, acquisition and integration expenses and other non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-operating gains or losses related to items such as hedge ineffectiveness, defeasance costs we incur when we sell a property subject to secured debt, asset sales, debt extinguishments, acquisition related debt extinguishment expenses, gains on the TSRE merger, and management internalization expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining CFFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing our Adjusted EBITDA by our interest expense.

Net Debt

Net debt, a non-GAAP measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt.

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited in that IRT may not always be able to use cash to repay debt on a dollar for dollar basis (Dollars in thousands).

	As of
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Total debt	$731,625	$764,521	$765,695	$743,817	$880,581
Less: cash and cash equivalents	(10,128)	(6,271)	(10,065)	(20,892)	(29,247)
Total net debt	$721,497	$758,250	$755,630	$722,925	$851,334

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, property management fees, acquisition expenses and general administrative expenses. In connection with our management internalization which was completed in the fourth quarter of 2016, we modified our calculation of NOI to exclude property management expenses. We retrospectively adjusted previously reported NOI to conform to this change. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store properties or portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands).

	As of
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Total assets	$1,405,212	$1,317,177	$1,306,986	$1,294,237	$1,306,242
Plus: accumulated depreciation (a)	76,664	68,433	68,262	60,719	52,824
Plus: accumulated amortization	15,670	15,254	15,341	15,287	15,287
Total gross assets	$1,497,546	$1,400,864	$1,390,589	$1,370,243	$1,374,353
(a)	Includes previously recognized depreciation on properties that are classified as held-for-sale.